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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-46506 of Dycom Industries, Inc. on Form S-8 of our report dated July 23, 1997 appearing in this Annual Report on Form 10-K of Dycom Industries, Inc. for the year ended July 31, 1998.

NOWALK & ASSOCIATES
Certified Public Accountants
Cranbury, New Jersey

September 3, 1998